Exhibit 99(a)

For additional information contact:                                                                                                     Andrew Moreau 501-905-7962

                                                                                                                                                    Director - Corporate Communications

                                                                                                                                                    andrew.moreau@alltel.com

                                                                                                                                                    Kerry Brooks 501-905-8991

                                                                                                                                                    Vice President - Investor Relations

                                                                                                                                                    kerry.brooks@alltel.com

Release date:                                                                                                                                                                              April 25, 2002

ALLTEL reports double-digit earnings growth in the first quarter

Company achieves strong wireless customer and wireline cash flow growth

LITTLE ROCK, Ark. - ALLTEL today announced strong first-quarter results, producing double-digit growth in earnings from current businesses. Fully diluted earnings per share from current businesses, which excludes integration expenses and other one-time charges, was 77 cents, a 20 percent year-over-year growth rate. Excluding the effect of a change in the accounting standards (SFAS No. 142), the year-over-year growth would have been 10 percent. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP), which includes one-time items, was 68 cents.

Among the highlights from current businesses in the first quarter:

  Wireless operations added 80,250 net new customers, significantly higher than the company's expectations.
  Churn was 2.31 percent, a decline from 2.44 percent from the previous year.
  Wireless revenues were $944 million and cash flow increased 3 percent over the previous year to $351 million.

  Wireline revenues were $499 million and cash flow increased 5 percent over the previous year to $293 million. Wireline operations now include Internet and competitive local exchange carrier (CLEC) operations.

  Communications Support Services revenues were $183 million and cash flow was $20 million. This segment now includes the long-distance, publishing and product-supply businesses.

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ALLTEL reports double-digit earnings growth

Page Two

"Achieving double-digit growth in earnings from current businesses in the current economic climate is a real accomplishment," said Joe Ford, ALLTEL chairman and chief executive officer. "ALLTEL's strong balance sheet and overall financial strength continue to differentiate us in today's communications industry."

In March, ALLTEL announced an agreement to purchase all the wireless properties owned by CenturyTel Inc. for $1.65 billion in cash. This transaction will add more than 700,000 customers and expand ALLTEL's wireless footprint into highly complementary new markets across Arkansas, Louisiana, Michigan, Mississippi, Texas and Wisconsin. Under an agreement with Verizon Communications announced last October, ALLTEL also will add 600,000 local telephone customers in Kentucky.

"Our communications business performed well during the first quarter," said Scott Ford, ALLTEL president and chief operating officer. "We are looking forward to continuing to expand our communications business with the addition of about 1.3 million new customers when the two transactions close later this year."

As reported in ALLTEL's 2001 Form 10-K report, ALLTEL changed its business segment reporting presentation in the first quarter of 2002. All comparisons to prior period results contained in this release have been made after giving effect to the restatement of prior period results for ALLTEL's new segment presentation. Accompanying this release are supplemental financial data that restate prior period results commencing with 1999 to reflect this new segment reporting presentation. The data also has been filed with the Securities and Exchange Commission on Form 8-K.

The financial data that accompany this release contain disclosure of EBITDA or earnings before interest, taxes, depreciation and amortization. Although EBITDA is a widely accepted financial concept and is considered by ALLTEL's management to be a useful measure of cash flow, EBITDA may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

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ALLTEL reports double-digit earnings growth

Page Three

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service and unbundled network elements and resale rates; adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in available technology; the risks associated with the integration of acquired businesses; and adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations.

ALLTEL, with more than 10 million communications customers and $7.5 billion in annual revenues, is a leader in the communications and information services industries. ALLTEL has communications customers in 24 states and provides information services to telecommunications, financial and mortgage clients in more than 50 countries.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED

			Increase				Increase
	Mar. 31,	Mar. 31,	(Decrease)		Mar. 31,	Mar. 31,	(Decrease)
FROM CURRENT BUSINESSES	2002	2001	Amount	%	2002	2001	Amount	%

REVENUES AND SALES:
Wireless	$ 944,129	$ 919,163	$ 24,966	3	$ 3,857,005	$ 3,679,042	$ 177,963	5
Wireline	499,052	485,000	14,052	3	1,978,922	1,893,809	85,113	4
Communications support services	182,645	198,103	(15,458)	(8)	808,358	904,417	(96,059)	(11)
Information services	239,236	259,932	(20,696)	(8)	1,014,542	1,033,611	(19,069)	(2)
Total business segments	1,865,062	1,862,198	2,864	-	7,658,827	7,510,879	147,948	2
Less: intercompany eliminations	32,151	35,160	(3,009)	(9)	147,340	168,675	(21,335)	(13)
Total revenues and sales	$ 1,832,911	$ 1,827,038	$ 5,873	-	$ 7,511,487	$ 7,342,204	$ 169,283	2

EBITDA:
Wireless	$ 351,444	$ 339,852	$ 11,592	3	$ 1,458,243	$ 1,367,330	$ 90,913	7
Wireline	293,394	280,495	12,899	5	1,157,584	1,068,448	89,136	8
Communications support services	20,297	26,979	(6,682)	(25)	106,462	96,434	10,028	10
Information services	57,722	57,146	576	1	241,085	239,467	1,618	1
Total business segments	722,857	704,472	18,385	3	2,963,374	2,771,679	191,695	7
Corporate expenses	4,462	4,696	(234)	(5)	20,137	22,119	(1,982)	(9)
Total EBITDA	$ 718,395	$ 699,776	$ 18,619	3	$ 2,943,237	$ 2,749,560	$ 193,677	7

OPERATING INCOME:
Wireless	$ 220,236	$ 190,460	$ 29,776	16	$ 857,463	$ 839,581	$ 17,882	2
Wireline	190,082	178,508	11,574	6	744,216	680,532	63,684	9
Communications support services	13,535	21,976	(8,441)	(38)	82,284	77,414	4,870	6
Information services	35,233	33,684	1,549	5	147,953	146,688	1,265	1
Total business segments	459,086	424,628	34,458	8	1,831,916	1,744,215	87,701	5
Corporate expenses	8,303	9,636	(1,333)	(14)	39,180	40,435	(1,255)	(3)
Total operating income	450,783	414,992	35,791	9	1,792,736	1,703,780	88,956	5

Equity earnings in unconsolidated partnerships	8,644	11,317	(2,673)	(24)	54,268	99,187	(44,919)	(45)
Minority interest in consolidated partnerships	(14,217)	(16,782)	(2,565)	(15)	(69,246)	(94,183)	(24,937)	(26)
Other income, net	4,981	10,420	(5,439)	(52)	27,791	39,822	(12,031)	(30)
Interest expense	(63,874)	(80,803)	(16,929)	(21)	(271,992)	(323,344)	(51,352)	(16)
Income before income taxes	386,317	339,144	47,173	14	1,533,557	1,425,262	108,295	8
Income taxes	146,421	137,668	8,753	6	605,533	582,651	22,882	4
Net income	239,896	201,476	38,420	19	928,024	842,611	85,413	10
Preferred dividends	33	38	(5)	(13)	140	156	(16)	(10)
Net income applicable to common shares	$ 239,863	$ 201,438	$ 38,425	19	$ 927,884	$ 842,455	$ 85,429	10

EARNINGS PER SHARE:
Basic	$.77	$.64	$.13	20	$2.99	$2.68	$.31	12
Diluted	$.77	$.64	$.13	20	$2.97	$2.66	$.31	12

Current businesses excludes integration expenses and other charges and gain on disposal of assets.
Pursuant to SFAS No. 142 "Goodwill and Other Intangible Assets", amortization of goodwill and other indefinite-lived intangible assets ceased as of January 1, 2002.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME-AS REPORTED-Page 2
(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
	2002	2001	2002	2001
Revenues and sales:
Service revenues	$1,679,804	$1,635,793	$6,780,793	$6,484,047
Product sales	153,107	191,245	730,694	846,707
Total revenues and sales	1,832,911	1,827,038	7,511,487	7,330,754
Costs and expenses:
Operations	905,730	902,123	3,676,693	3,702,612
Costs of products sold	208,786	225,139	891,557	890,032
Depreciation and amortization	267,612	284,784	1,150,501	1,045,780
Integration expenses and other charges	42,849	68,959	66,094	84,247
Total costs and expenses	1,424,977	1,481,005	5,784,845	5,722,671

Operating income	407,934	346,033	1,726,642	1,608,083

Equity earnings in unconsolidated partnerships	8,644	11,317	54,268	99,187
Minority interest in consolidated partnerships	(14,217)	(16,782)	(69,246)	(94,183)
Other income, net	4,981	10,420	27,791	39,822
Interest expense	(63,874)	(80,803)	(271,992)	(323,344)
Gain (loss) on disposal of assets and other	-	362,468	(4,892)	2,290,973

Income before income taxes	343,468	632,653	1,462,571	3,620,538
Income taxes	129,662	256,406	577,498	1,494,897

Income before cumulative effect of accounting change	213,806	376,247	885,073	2,125,641
Cumulative effect of accounting change (net of income taxes)	-	19,523	-	19,523

Net income	213,806	395,770	885,073	2,145,164
Preferred dividends	33	38	140	156
Net income applicable to common shares	$ 213,773	$ 395,732	$ 884,933	$2,145,008

Basic earnings per share:
Income before cumulative effect of accounting change	$0.69	$1.20	$2.85	$6.77
Cumulative effect of accounting change	-	0.06	-	0.06
Net income	$0.69	$1.26	$2.85	$6.83

Diluted earnings per share:
Income before cumulative effect of accounting change	$0.68	$1.19	$2.83	$6.72
Cumulative effect of accounting change	-	0.06	-	0.06
Net income	$0.68	$1.25	$2.83	$6.78

Pro forma amounts assuming change in accounting for goodwill and other indefinite-lived intangibles applied retroactively:

Net income as reported	$ 213,806	$ 395,770	$ 885,073	$2,145,164
Amortization of indefinite-lived intangible assets, net of tax	-	20,309	72,739	93,950
Pro forma net income	$ 213,806	$ 416,079	$ 957,812	$2,239,114

Basic earnings per share as reported	$0.69	$1.26	$2.85	$6.83
Amortization of indefinite-lived intangible assets, net of tax	-	0.07	0.23	0.30
Pro forma basic earnings per share	$0.69	$1.33	$3.08	$7.13

Diluted earnings per share as reported	$0.68	$1.25	$2.83	$6.78
Amortization of indefinite-lived intangible assets, net of tax	-	0.07	0.23	0.30
Pro forma diluted earnings per share	$0.68	$1.32	$3.06	$7.08

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS FROM CURRENT BUSINESSES TO AS REPORTED RESULTS-Page 3
(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED

	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
	2002	2001	2002	2001

Operating income from current businesses	$ 450,783	$ 414,992	$ 1,792,736	$ 1,703,780
Special charges and unusual items:
Litigation settlement	-	-	-	(11,450)
Integration expenses and other charges	(42,849)	(68,959)	(66,094)	(84,247)
Operating income, as reported	$ 407,934	$ 346,033	$ 1,726,642	$ 1,608,083

Net income from current businesses	$ 239,896	$ 201,476	$ 928,024	$ 842,611
Special charges and unusual items, net of tax:
Litigation settlement	-	-	-	(6,996)
Integration expenses and other charges	(26,090)	(40,896)	(40,031)	(50,055)
Gain (loss) on disposal of assets and other	-	215,667	(2,920)	1,340,081
Cumulative effect of accounting change, net of tax	-	19,523	-	19,523
Net income, as reported	$ 213,806	$ 395,770	$ 885,073	$ 2,145,164

Basic earnings per share from current businesses	$0.77	$0.64	$2.99	$2.68
Special charges and unusual items, net of tax:
Litigation settlement	-	-	-	(0.02)
Integration expenses and other charges	(0.08)	(0.13)	(0.13)	(0.16)
Gain (loss) on disposal of assets and other	-	0.69	(0.01)	4.27
Cumulative effect of accounting change, net of tax	-	0.06	-	0.06
Basic earnings per share, as reported	$0.69	$1.26	$2.85	$6.83

Diluted earnings per share from current businesses	$0.77	$0.64	$2.97	$2.66
Special charges and unusual items, net of tax:
Litigation settlement	-	-	-	(0.02)
Integration expenses and other charges	(0.09)	(0.13)	(0.13)	(0.16)
Gain (loss) on disposal of assets and other	-	0.68	(0.01)	4.24
Cumulative effect of accounting change, net of tax	-	0.06	-	0.06
Diluted earnings per share, as reported	$0.68	$1.25	$2.83	$6.78

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES-Page 4

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
	2002	2001	2002	2001
Wireless:
Controlled POPs	51,107,009	49,515,962
Customers	6,763,214	6,350,382
Penetration rate	13.2%	12.8%
Average customers	6,695,391	6,280,945	6,543,556	5,937,699
Gross customer additions:
Internal	568,836	581,172	2,285,292	2,226,406
Acquired, net of divested	-	-	-	779,083
Total	568,836	581,172	2,285,292	3,005,489
Net customer additions:
Internal	80,250	108,787	412,832	447,842
Acquired, net of divested	-	-	-	779,083
Total	80,250	108,787	412,832	1,226,925
Revenues and sales (in thousands):
Service revenues	$914,746	$864,300	$3,690,216	$3,473,032
Product sales	29,383	54,863	166,789	206,010
Total	$944,129	$919,163	$3,857,005	$3,679,042
Average revenue per customer per month	$45.54	$45.87	$47.00	$48.74
Cost to acquire a new customer	$316	$266	$315	$302
Churn	2.31%	2.44%	2.31%	2.36%
Operating margin	23.3%	20.7%	22.2%	22.8%
Cash flow (EBITDA) margin	37.2%	37.0%	37.8%	37.2%
Service revenue (EBITDA) margin	38.4%	39.3%	39.5%	39.4%
Capital expenditures (in thousands)	$118,353	$112,858	$763,486	$670,622

Wireline:
Customers	2,623,242	2,597,698
Operating margin	38.1%	36.8%	37.6%	35.9%
Cash flow (EBITDA) margin	58.8%	57.8%	58.5%	56.4%
Capital expenditures (in thousands)	$67,188	$69,922	$351,239	$404,145

Communications support services:
Long-distance customers	1,317,972	1,159,599
Operating margin	7.4%	11.1%	10.2%	8.6%
Cash flow (EBITDA) margin	11.1%	13.6%	13.2%	10.7%
Capital expenditures (in thousands)	$4,190	$4,412	$36,524	$70,766

Information services:
Operating margin	14.7%	13.0%	14.6%	14.2%
Cash flow (EBITDA) margin	24.1%	22.0%	23.8%	23.2%
Capital expenditures (in thousands)	$10,330	$18,592	$53,626	$55,899

Consolidated:
Operating margin	24.6%	22.7%	23.9%	23.2%
Cash flow (EBITDA) margin	39.2%	38.3%	39.2%	37.4%
Capital expenditures (in thousands)	$201,027	$207,004	$1,225,964	$1,213,518
Weighted average common shares:
Basic (in thousands)	310,798	313,118	310,800	313,915
Fully diluted (in thousands)	312,610	315,380	312,800	316,385
Annual dividend rate per common share	$1.36	$1.32
Total assets (in thousands)	$12,526,533	$11,747,945

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS-Page 5
(Dollars in thousands)

ASSETS				LIABILITIES AND SHAREHOLDERS' EQUITY

	March 31,	Dec. 31,	March 31,		March 31,	Dec. 31,	March 31,
	2002	2001	2001		2002	2001	2001

CURRENT ASSETS:				CURRENT LIABILITIES:
Cash and short-term investments	$ 93,376	$ 85,266	$ 9,620	Current maturities of long-term debt	$ 500,074	$ 51,552	$ 59,254
Accounts receivable (less allowance for				Accounts payable	428,886	522,152	454,472
doubtful accounts of $56,540, $52,150				Advance payments and customer deposits	216,861	217,994	226,940
and $54,422 respectively)	1,212,056	1,241,234	1,174,258	Accrued taxes	223,050	141,006	391,733
Inventories	119,633	163,745	168,480	Accrued dividends	105,898	105,952	104,354
Prepaid expenses and other	278,206	277,506	168,109	Other current liabilities	237,957	246,485	269,826

Total current assets	1,703,271	1,767,751	1,520,467	Total current liabilities	1,712,726	1,285,141	1,506,579

Investments	232,494	251,595	266,162

Goodwill	2,660,805	2,633,581	2,427,706
Other intangibles	790,212	798,548	735,712	Long-term debt	3,184,954	3,861,493	3,988,488
				Deferred income taxes	773,877	737,947	225,722
				Other liabilities	1,173,037	1,158,552	665,959
PROPERTY, PLANT AND EQUIPMENT:
Land	241,303	239,835	233,248
Buildings and improvements	1,064,564	1,051,375	1,009,323
Wireline	5,589,000	5,501,258	5,246,374
Wireless	4,208,000	4,160,555	3,878,817	SHAREHOLDERS' EQUITY:
Information services	1,208,317	1,166,828	1,027,341	Preferred stock	413	422	474
Other	585,771	577,964	472,530	Common stock	310,938	310,530	313,228
Under construction	365,269	384,145	399,779	Additional capital	778,952	769,196	934,930
				Unrealized holding (loss) gain on investments	(6,326)	(4,515)	3,774
Total property, plant and equipment	13,262,224	13,081,960	12,267,412	Foreign currency translation adjustment	(10,293)	(9,927)	(10,729)
Less accumulated depreciation	6,536,122	6,300,661	5,753,287	Retained earnings	4,608,255	4,500,127	4,119,520

Net property, plant and equipment	6,726,102	6,781,299	6,514,125	Total shareholders' equity	5,681,939	5,565,833	5,361,197

Other assets	413,649	376,192	283,773

				TOTAL LIABILITIES AND
TOTAL ASSETS	$ 12,526,533	$ 12,608,966	$ 11,747,945	SHAREHOLDERS' EQUITY	$ 12,526,533	$ 12,608,966	$ 11,747,945

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ALLTEL CORPORATION
SUPPLEMENTAL BUSINESS SEGMENT INFORMATION-AS REPORTED-Page 6
(Dollars in thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED

	Mar. 31,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2002	2001	2001	2000	1999

REVENUES AND SALES:
Wireless	$ 944,129	$ 919,163	$ 3,832,039	$ 3,536,572	$ 3,033,576
Wireline	499,052	485,000	1,964,870	1,856,231	1,750,663
Communications support services	182,645	198,103	823,816	906,645	776,870
Information services	239,236	259,932	1,035,238	1,014,619	1,002,511
Total business segments	1,865,062	1,862,198	7,655,963	7,314,067	6,563,620
Less: intercompany eliminations	32,151	35,160	150,349	154,077	61,753
Total revenues and sales	$ 1,832,911	$ 1,827,038	$ 7,505,614	$ 7,159,990	$ 6,501,867

EBITDA:
Wireless	$ 351,444	$ 339,852	$ 1,446,651	$ 1,347,554	$ 1,250,270
Wireline	293,394	280,495	1,144,685	1,036,905	965,209
Communications support services	20,297	26,979	113,144	80,804	44,600
Information services	57,722	57,146	240,509	238,054	242,861
Total business segments	722,857	704,472	2,944,989	2,703,317	2,502,940
Corporate expenses	47,311	73,655	112,575	47,369	115,661
Total EBITDA	$ 675,546	$ 630,817	$ 2,832,414	$ 2,655,948	$ 2,387,279

OPERATING INCOME:
Wireless	$ 220,236	$ 190,460	$ 827,687	$ 866,783	$ 861,540
Wireline	190,082	178,508	732,642	658,632	615,120
Communications support services	13,535	21,976	90,725	63,389	34,969
Information services	35,233	33,684	146,404	144,455	143,549
Total business segments	459,086	424,628	1,797,458	1,733,259	1,655,178
Corporate expenses	51,152	78,595	132,717	65,764	130,071
Total operating income	$ 407,934	$ 346,033	$ 1,664,741	$ 1,667,495	$ 1,525,107
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME AS REPORTED-Page 7
(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	Mar. 31,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2002	2001	2001	2000	1999
Revenues and sales:
Service revenues	$ 1,679,804	$ 1,635,793	$ 6,736,782	$ 6,325,613	$ 5,758,512
Product sales	153,107	191,245	768,832	834,377	743,355
Total revenues and sales	1,832,911	1,827,038	7,505,614	7,159,990	6,501,867
Costs and expenses:
Operations	905,730	902,123	3,673,086	3,638,528	3,304,039
Costs of products sold	208,786	225,139	907,910	840,090	720,029
Depreciation and amortization	267,612	284,784	1,167,673	988,453	862,172
Merger and integration expenses and other charges	42,849	68,959	92,204	25,424	90,520
Total costs and expenses	1,424,977	1,481,005	5,840,873	5,492,495	4,976,760

Operating income	407,934	346,033	1,664,741	1,667,495	1,525,107

Equity earnings in unconsolidated partnerships	8,644	11,317	56,941	120,467	105,025
Minority interest in consolidated partnerships	(14,217)	(16,782)	(71,811)	(97,149)	(116,647)
Other income, net	4,981	10,420	33,230	42,195	54,471
Interest expense	(63,874)	(80,803)	(288,921)	(310,770)	(280,175)
Gain on disposal of assets and other	-	362,468	357,576	1,928,505	43,071

Income before income taxes	343,468	632,653	1,751,756	3,350,743	1,330,852
Income taxes	129,662	256,406	704,242	1,385,307	547,218

Income before cumulative effect of accounting change	213,806	376,247	1,047,514	1,965,436	783,634
Cumulative effect of accounting change (net of income taxes)	-	19,523	19,523	(36,593)	-

Net income	213,806	395,770	1,067,037	1,928,843	783,634
Preferred dividends	33	38	145	159	889
Net income applicable to common shares	$ 213,773	$ 395,732	$ 1,066,892	$ 1,928,684	$ 782,745

Basic earnings per share:
Income before cumulative effect of accounting change	$0.69	$1.20	$3.36	$6.25	$2.50
Cumulative effect of accounting change	-	0.06	0.06	(0.12)	-
Net income	$0.69	$1.26	$3.42	$6.13	$2.50

Diluted earnings per share:
Income before cumulative effect of accounting change	$0.68	$1.19	$3.34	$6.20	$2.47
Cumulative effect of accounting change	-	0.06	0.06	(0.12)	-
Net income	$0.68	$1.25	$3.40	$6.08	$2.47

Pro forma amounts assuming change in accounting for goodwill and other indefinite-lived intangibles applied retroactively:

Net income as reported	$ 213,806	$ 395,770	$ 1,067,037	$ 1,928,843	$ 783,634
Amortization of indefinite-lived intangible assets, net of tax	-	20,309	93,048	92,561	54,178
Pro forma net income	$ 213,806	$ 416,079	$ 1,160,085	$ 2,021,404	$ 837,812

Basic earnings per share as reported	$0.69	$1.26	$3.42	$6.13	$2.50
Amortization of indefinite-lived intangible assets, net of tax	-	0.07	0.31	0.30	0.17
Pro forma basic earnings per share	$0.69	$1.33	$3.73	$6.43	$2.67

Diluted earnings per share as reported	$0.68	$1.25	$3.40	$6.08	$2.47
Amortization of indefinite-lived intangible assets, net of tax	-	0.07	0.30	0.29	0.17
Pro forma diluted earnings per share	$0.68	$1.32	$3.70	$6.37	$2.64

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